                                                                    EXHIBIT 99.3

                             LETTER OF TRANSMITTAL

                  TO TENDER UNITS REPRESENTING ASSIGNMENTS OF
                         LIMITED PARTNERSHIP INTERESTS
                                       OF

                            SENIOR INCOME FUND L.P.
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED DECEMBER 23, 1996
                                       BY

                                  LAVRA, INC.,
                           A WHOLLY-OWNED SUBSIDIARY
                                       OF

                           ARV ASSISTED LIVING, INC.

                 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
        12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, JANUARY 31, 1997,
                         UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                       IBJ SCHRODER BANK & TRUST COMPANY

                            (212) 858-2103 (Collect)

By Mail:                            By Hand/Overnight Delivery:
P.O. Box 84                         One State Street
Bowling Green Station               New York, NY 10004
New York, NY 10274-0084             Attn: Securities Processing Window
Attn: Reorganization Operations           Subcellar One
      Department

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO A DIFFERENT ADDRESS THAN ABOVE
                     WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by unitholders
("Unitholders") who desire to tender Units (as defined below) pursuant to the Offer (as defined below) pursuant to the procedures set forth in the Offer to Purchase (as defined below) under Section 3 under the heading "DETAILS OF THE OFFER."

     Any Unitholder that was issued certificates to evidence Unit ownership ("certificates") must tender the certificates with this Letter of Transmittal.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to LAVRA, Inc., a Delaware corporation (the "Purchaser") and a wholly-owned subsidiary of ARV Assisted Living, Inc., a California corporation (the "Parent"), the above-described units representing assignments of limited partnership interests (the "Units") of Senior Income Fund L.P., a Delaware limited partnership (the "Partnership"), pursuant to the Purchaser's Offer to purchase any and all Units at a price of $5.90 per Unit, net to the seller in cash, without interest, less the amount of the Distributions (as defined below) per Unit, if any, made, announced or paid by the Partnership from the date of the Offer (as defined below) to the date on which the Purchaser purchases the Units pursuant to the Offer, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 23, 1996, as it may be supplemented or amended from time to time (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal, as it may be supplemented or amended from time to time (the "Letter of Transmittal," which together with the Offer to Purchase constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or in part, from time to time, to the Parent or to one or more of the Parent's affiliates the right to purchase Units tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment for the Units tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all Units that are being tendered hereby and any and all distributions, other Units, rights or other securities issued or issuable in respect thereof (collectively, "Distributions") on or after the date the Purchaser purchases the Units pursuant to the Offer and irrevocably constitutes and appoints IBJ Schroder Bank & Trust Company (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to the Units (and with respect to any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) deliver Units (and any Distributions), together with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (ii) present the Units (and any Distributions) for transfer on the books of the Partnership, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Units (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby irrevocably appoints the Purchaser and its officers, and each of them or any other designee of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to all Units tendered hereby and accepted for payment by the Purchaser (and with respect to any Distributions). All such proxies will be considered coupled with an interest in the Units tendered herewith, are irrevocable and are granted in consideration of, and are effective upon, the acceptance for payment of such Units by the Purchaser in accordance with the terms of the Offer. Upon the acceptance for payment, all prior powers of attorney and proxies by the undersigned with respect to the Units and Distributions will be revoked, without further action, and no subsequent powers of attorney and proxies may be given (and, if given, will be without force or effect). The designees of the Purchaser will, with respect to the Units for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any meeting of the Partnership or any adjournment or postponement thereof. The undersigned understands that, in order for Units to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of the Units, the Purchaser or its designee must be able to exercise full voting rights with respect to the Units, and other securities, including voting at any meeting of limited partners or Unitholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Units tendered hereby and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions (except for those restrictions contained in the Partnership's Partnership Agreement and Depositary Agreement), claims and encumbrances. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete or confirm the sale, assignment and transfer of the Units (and any Distributions). In addition, the undersigned will promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect to the Units tendered hereby, accompanied by appropriate documentation of transfer and, pending the remittance or appropriate assurance thereof, the Purchaser will be entitled to all rights and privileges as owner of any such Distributions, and may withhold the entire purchase price or deduct from the purchase price of Units tendered hereby the amount or value thereof, as determined by the Purchaser in its sole discretion.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal will be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and will not be affected by, and will survive, the death or incapacity of the undersigned.

     The undersigned understands that the Purchaser's acceptance for payment of Units tendered will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any or all of the Units tendered hereby. In such event, the undersigned understands that any Letter of Transmittal for Units not accepted for payment may be destroyed by the Depositary (in accordance with its customary practice) and any certificates evidencing the Units tendered therewith will be returned to the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable; provided, however, Units tendered pursuant to the Offer may be withdrawn, in the manner set forth in the Offer to Purchase, at any time prior to the Expiration Date.

                         SIGN HERE TO TENDER YOUR UNITS
                   PLEASE BE SURE TO COMPLETE ALL ITEMS BELOW
    UNITHOLDERS MUST ALSO COMPLETE BOX A AND BOX B, AND IF APPLICABLE, BOX C
--------------------------------------------------------------------------------
        By executing this document in the space provided below, the undersigned Unitholder (or authorized person signing on behalf of the registered Unitholder) hereby: (i) evidences the Unitholder's agreement to and acceptance of all of the terms, provisions and matters set forth in this Letter of Transmittal and in the Offer; and (ii) tenders the number of Units specified below pursuant to the terms of the Offer. The undersigned hereby acknowledges and certifies, under penalty of perjury, to all of the foregoing and that the information and representations set forth below and provided in Boxes A and B of this Letter of Transmittal, which have been duly completed by the undersigned, are true and correct as of the date hereof.

   X
   --------------------------------------------------------------------------

   X
   --------------------------------------------------------------------------
                          Signature(s) of Unitholders

   (Must be signed by registered Unitholder(s) exactly as name(s) appear(s) on the certificate(s) or in the Partnership's records. If signature is by an officer of a corporation, attorney-in-fact, agent, executor, administrator, trustee, guardian or other person(s) acting in fiduciary or representative capacity, please complete the line captioned "Capacity (Full Title)" and see Instruction 5.)

   Date:
   ------------------------------------------------

   In addition to signing your name(s) above, PLEASE PRINT YOUR NAME(S) in the following space

   --------------------------------------------------------------------------

   Capacity (Full Title):
   --------------------------------------------------------------------------

   Address:
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

   (The address to which a check and (if applicable) new certificate is to be sent should be filled in above. See Instructions 4 and 7.)

   --------------------------------------------------------------------------
   Area Code and Telephone Number

   Total Number of Units Owned:
   --------------------------------------------------------------------------

   Total Number of Units Tendered:
   --------------------------------------------------------------------------

   (See Instructions 3 and 4.)
--------------------------------------------------------------------------------
   Please check one of the following boxes (See Instruction 2):

   [ ] I am tendering certificates herewith or have enclosed a Statement of Destroyed, Lost or Stolen Certificate(s).

   [ ] I hold the Units in book-entry form on the records of the Partnership and am not tendering certificates evidencing the Units.
--------------------------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)
(ALL SIGNATURES MUST BE MEDALLION SIGNATURE GUARANTEED -- SEE INSTRUCTIONS 1 AND
                                       5)

   Authorized
   Signature:                                       Name of Firm:
   ---------------------------------------------    -------------------------------------------
   Name:                                            Address:
   ---------------------------------------------    -------------------------------------------
   Date:                                            Area Code and Tel. No.:
   ---------------------------------------------    -------------------------------------------

--------------------------------------------------------------------------------

                                     BOX A
--------------------------------------------------------------------------------
             FIRPTA AFFIDAVIT -- CERTIFICATE OF NON-FOREIGN STATUS

        Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the Purchaser that withholding of tax is not required upon this disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of the tendering Unitholder named above:

        1. The Unitholder, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder);

        2. The Unitholder's Social Security Number (for individuals) or Employer Identification Number (for non-individuals) is:
       ----------------------------------------------------; and

        3. The Unitholder's address is:
   ------------------------------------------------------------.

        I understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement I have made here could be punished by fine, imprisonment, or both.

        Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete.

   -----------------------------------------------    -----------------------------------------------
   Signature                                          Signature
   Title:                                             Title:
   -----------------------------------------------    -----------------------------------------------

   NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN WITHHOLDING OF 10% OF THE AMOUNT REALIZED BY YOU PURSUANT TO THE OFFER. SEE INSTRUCTION 10.

   In case of problems, the Depositary should contact:

   Name:
   --------------------------------------------------------------------------

   Telephone Number:
   --------------------------------------------------------------------------

   Name of Entity:
   --------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     BOX B

--------------------------------------------------------------------------------
                   PAYER'S NAME: IBJ SCHRODER BANK & TRUST COMPANY, AS DEPOSITARY AGENT
----------------------------------------------------------------------------------------------------------
 SUBSTITUTE                    Part 1-PLEASE PROVIDE YOUR TIN IN THE BOX AT Social Security Number(s)
 FORM W-9                      RIGHT AND CERTIFY BY SIGNING AND DATING      OR
 DEPARTMENT OF THE TREASURY    BELOW                                        ------------------------------
 INTERNAL REVENUE SERVICE                                                   Employer Identification Number
                              ----------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER  Part 2-Certificate-Under Penalties of Perjury, I certify that:
 IDENTIFICATION NUMBER        (1) The number shown on this form is my correct taxpayer identification
     ("TIN")                  number (or I am waiting for a number to be issued for me), and
                              (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
                                  Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c)
                                  the IRS has notified me that I am no longer subject to backup withholding.
                              Certification Instructions-You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                             --------------------------------------------------------------------------
                                      SIGNATURE:  DATE: , 199 ----                           Part 3-Awaiting TIN  [ ]
------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty days following the date of delivery of the Letter of Transmittal to the Depositary, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

   -----------------------------------------------    -----------------------------------------------
                      Signature                                          Signature

--------------------------------------------------------------------------------

                                     BOX C

             STATEMENT OF DESTROYED, LOST OR STOLEN CERTIFICATE(S)
                    (IF REQUIRED -- SEE INSTRUCTION NO. 12)
          TO BE COMPLETED ONLY IF YOU CANNOT LOCATE YOUR CERTIFICATES

NAME & ADDRESS

CITY/STATE/ZIP

NUMBER OF UNITS OWNED

The undersigned person(s) hereby represents, warrants, acknowledges and agrees under penalty of perjury as follows:

     I am the lawful owner of certificate(s) representing the number of Units referred to above. The certificate(s) has not been endorsed, cashed, negotiated, transferred, assigned, or otherwise disposed of. I have made a diligent search for the certificate(s) and have been unable to find it, and make this Statement to the Purchaser, ARV, the Partnership, the general partner thereof, the Partnership's transfer agent (the "Transfer Agent") and the Depositary for the purpose of inducing the acceptance of tender of the certificate(s) without surrender of the certificate(s), and hereby agree to surrender the certificate(s) for cancellation should I at any time find the certificate(s). I, in consideration of the proceeds of tendering the Units and the certificate(s), agree to completely indemnify, protect and save harmless the Purchaser, ARV, the Partnership, the general partner thereof, the Transfer Agent and the Depositary, and each of their respective agents and affiliates, and any other party to the transaction (collectively, the "Obligees"), from and against all loss, costs and damages, including, without limitation, court costs and attorneys' fees, which they may be subject to or liable for in respect of the cancellation and replacement of the certificate(s), and the distribution of the proceeds of the certificate(s). The rights accruing to the Obligees under the preceding sentences shall not be limited by the negligence, inadvertence, accident, oversight or their failure to inquire into, contest, or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or have occurred.

Signed and delivered this ____ day of ________, 199__.

X
X
Signature(s) of Unitholders

(Must be signed by registered Unitholder(s) exactly as name(s) appear(s) in the certificate(s) or in the Partnership's records. If signature is by an officer of a corporation, attorney-in-fact, agent, executor, administrator, trustee, guardian or other person(s) acting in fiduciary, or representative capacity, please complete the line captioned "Capacity (Full Title)" and see Instruction 5.)

Date:

In addition to signing your name above,
PLEASE PRINT YOUR NAME(S) in the
following space:

Capacity (Full Title):

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be medallion guaranteed by a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a registered national securities exchange or of the National Association of Securities Dealers, Inc. (each an "Eligible Institution"). See Instruction 5.

     If the Units are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made to a person other than the registered owner, then this Letter of Transmittal must be accompanied by duly executed unit powers, signed exactly as the name or names of the registered owner or owners appear on the transfer books of the Partnership. The signature on the unit powers must be guaranteed by an Eligible Institution as provided above. See Instruction 5.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal, properly completed and duly executed, with all medallion signature guarantees, all certificates, if any, and any other required documents must be received by the Depository at one of its addresses set forth herein on or prior to the Expiration Date. Certain Unitholders were issued Units in book-entry form, without certificates, and other Unitholders may have been issued certificates. If the Units tendered hereby are evidenced by certificates, the tendering Unitholder must (i) tender the certificates with the Letter of Transmittal or (ii) complete, execute and deliver with this Letter of Transmittal a Statement of Destroyed, Lost or Stolen Certificate(s) (see Instruction 12), in each case on or prior to the Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES, IF ANY, AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING UNITHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Units will be purchased except for fractional Units owned by a Unitholder who is tendering all of its Units. All tendering Unitholders, by execution of a Letter of Transmittal, waive any right to receive any notice of the acceptance of their Units for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Total Number of Units Tendered" is inadequate, the number of Units should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS. If fewer than all the Units held by the Unitholder are to be tendered hereby, fill in the number of Units which are to be tendered in the box entitled "Total Number of Units Tendered" as appropriate; provided, however, that if the Unitholder desires to transfer less than all of its Units and (a) the Unitholder is an Individual Retirement Account, Keogh or other qualified employee benefit plan (each a "Qualified Plan"), it must retain at least 200 Units and (b) the Unitholder is not a Qualified Plan, it must retain at least 500 Units.

     5. SIGNATURES ON LETTER OF TRANSMITTAL AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered owner(s) of the Units tendered thereby, the signature(s) must correspond with the name(s) as written on the transfer books of the Partnership without any change whatsoever.

     If any of the Units tendered hereby are owned of record by two or more joint owners (including Units held as community property), all owners must sign this Letter of Transmittal.

     If any tendered Units are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

     If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must provide proper evidence satisfactory to the Purchaser of their authority to act.

     6. TRANSFER TAXES. The Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Units to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if tendered Units are registered in the name of, any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes payable on account of the transfer will be deducted from the purchase price unless satisfactory evidence of the payment of the taxes or exemption therefrom is submitted.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent to someone other than the signer of this Letter of Transmittal or to address other than that shown above, the information pertaining to the special payment and special delivery must be specified on a separate signed and medallion signature guaranteed schedule and attached hereto.

     8. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by the Purchaser, in whole or in part, at any time or from time to time in the Purchaser's sole discretion to the extent set forth in the Offer.

     9. TAXPAYER IDENTIFICATION NUMBER (SUBSTITUTE FORM W-9). Each tendering Unitholder is required to provide the Depositary with the Unitholder's correct taxpayer identification number ("TIN"), generally, the Unitholder's social security or federal employer identification number, on Substitute Form W-9, which is provided in BOX B above, and to certify whether such person is subject to backup withholding of federal income tax.

     When determining the TIN to be furnished, please refer to the following as a guide:

     Individual Accounts -- registered owner's social security number
     Joint Accounts -- social security number of registered owner whose name appears first
     Trust Accounts -- TIN assigned to the Trust
     IRA Custodial Accounts -- TIN of the Custodian (not necessary to provide) Custodial Accounts for the Benefit of Minors -- social security number of the minor
     Corporations, Partnership or Other Business Entity -- TIN assigned to the entity

     A Unitholder must cross out item (2) in the Certification box on Substitute Form W-9 if the Unitholder is subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Unitholder to 31% federal income tax backup withholding on the payments made to the Unitholder or other payee.

     The box in Part 3 of the form should be checked if the tendering Unitholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days following the date of delivery of the Letter of Transmittal to the Depositary, thereafter the Depositary will withhold 31% of all payments of the purchase price made to the tendering Unitholder.

     10. FIRPTA AFFIDAVIT.  To avoid potential withholding of tax pursuant to
Section 1445 of the Internal Revenue Code in an amount equal to 10% of the purchase price for the Units purchased pursuant to the Offer, plus the amount of any liabilities of the Partnership allocable to such Units, each Unitholder who or which is a United States person must complete the FIRPTA Affidavit contained in BOX A above stating, under penalties of perjury, the Unitholder's TIN and address, and that the Unitholder is not a foreign person. Tax withheld under
Section 1445 is not an additional tax. If withholding results in an overpayment of tax, a refund may be obtained from the Internal Revenue Service.

     11. DEFECTS. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of a Letter of Transmittal will be determined by the Purchaser and the determinations will be final and binding. The Purchaser's interpretation of the terms and conditions of the Offer (including these instructions for the Letter of Transmittal) will be final and binding. The Purchaser will have the right to waive any defects or conditions as to the manner of tendering. Any defects in connection with tenders, unless waived, must be cured within such time as the Purchaser will determine. This Letter of Transmittal will not be valid until all defects have been cured or waived. Neither the Purchaser, the Depositary nor any other person is under any duty to give notification of defects in a Letter of Transmittal and will incur no liability for failure to give notification.

     12. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any tendering Unitholder who was issued certificates and the certificates have been mutilated, lost, stolen or destroyed must complete the Statement of Destroyed, Lost or Stolen Certificate(s) included as BOX C above.

     IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ALL REQUIRED MEDALLION SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Unitholder whose tendered Units are accepted for payment is required to provide the Depositary (as payer) with the Unitholder's correct TIN on Substitute Form W-9 (BOX B). If the Unitholder is an individual, his/her TIN is his/her social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Unitholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the correct TIN is not provided to the Depositary, a $50 penalty may be imposed on the Unitholder by the Internal Revenue Service. In addition, payments that are made to the Unitholder may be subject to backup withholding.

     Certain Unitholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding. Exempt Unitholders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the individual must submit a statement, signed under penalties of perjury, attesting to the individual's exempt status. Forms of such statements can be obtained from the Depositary.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Unitholder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.

     QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE OFFER TO PURCHASE, THE LETTER OF TRANSMITTAL AND THE OTHER TENDER OFFER MATERIALS MAY BE DIRECTED TO THE INFORMATION AGENT:

                           BEACON HILL PARTNERS, INC.

                                90 Broad Street
                            New York, New York 10004
                           (800) 854-9486 (Toll Free)

--------------------------------------------------------------------------------
                         (DO NOT WRITE IN SPACE BELOW)

--------------------------------------------------------------------------------
    Date Received ---------------    Accepted by ---------------        Checked By ---------------

--------------------------------------------------------------------------------

  Units                           Units                  Check                  Amount       Certificate
  Tendered                        Accepted               No.                    of Check     No. (if any)


--------------------------------------------------------------------------------

                                                         Gr.
                                                         Tax
                                                         Net

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
    Delivery Prepared by          Check By                                      Date

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